UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Two Rivers Water and Farming Company

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS

Tuesday, November 27, 2018

2:30 p.m., MST, local time

The Annual Meeting of Common Shareholders of Two Rivers Water and Farming Company will be held at our principal executive offices located at 3025 South Parker Rd., Suite 140, Aurora, Colorado, on Tuesday, November 27, 2018 at 2:30 p.m., local time. The purposes of the meeting are to:

1.	elect the six directors named in the proxy statement to serve until the next Annual Meeting of Common Shareholders;

2.	ratify the appointment of our independent registered public accounting firm for 2018;

3.	approve, on an advisory basis, executive compensation; and

4.	transact any other business as may properly come before the meeting or any adjournment thereof.

You may vote at the meeting if you were a holder of record of our common stock at the close of business on November 26, 2018. A complete list of those shareholders will be open for examination by shareholders at our principal executive offices during ordinary business hours, for a period of ten days prior to the meeting as well as on the day of the meeting. The annual meeting may be adjourned from time to time without notice other than by announcement at the meeting.

This year we are using the SEC “Notice and Access” model, which allows us to deliver proxy materials via the Internet. We believe Notice and Access provides common shareholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing proxy materials. On October 18, 2018, we are mailing to common shareholders of record a notice with instructions on how to access the proxy materials via the Internet.

Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card, or vote over the telephone or the Internet, as instructed in the proxy materials, as promptly as possible in order to ensure your representation at the meeting. Even if you vote by proxy, you may still vote in person if you attend the meeting. If your common stock is held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

October 9, 2018

Denver, Colorado

By Order of the Board of Directors,

Samuel Morris
Secretary

Important Notice Regarding Availability of Proxy Materials for Annual Meeting on November 27, 2018:

The Proxy Statement, form of proxy card and
our Annual Report to Shareholders
are available at www.proxyvote.com.

PROXY STATEMENT

FOR ANNUAL MEETING OF COMMON SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE
PROXY MATERIALS AND VOTING

Why am I receiving proxy materials?

We have mailed you a notice of Internet availability of proxy materials, together with a proxy card, because the Board of Directors of Two Rivers Water and Farming Company is soliciting your proxy to vote at the 2018 Annual Meeting of Common Shareholders, including at any adjournments or postponements of the meeting. We urge you to access the proxy statement and other materials as described in the Notice of Internet Availability. You are invited to attend the meeting to vote on the proposals described in this proxy statement. You do not, however, need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the Internet.

We intend to send the notice of Internet availability of proxy materials and proxy card on or about October 18, 2018 to all shareholders of record entitled to vote at the meeting.

Why did I receive a notice as to the Internet availability of proxy materials instead of a full set of materials?

We have elected, pursuant to rules adopted by the SEC, to provide access to our proxy materials over the Internet. We have sent a notice of Internet availability of proxy materials, together with a proxy card, to our common shareholders of record as of September 28, 2018. Instructions on how to access proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, you may request to receive future proxy materials in printed form by mail or electronically. Your election to receive future proxy materials by mail or electronically will remain in effect until you terminate such election.

How can I access the proxy materials over the Internet?

You may view and also download our proxy materials for the meeting including the Notice of Internet Availability, the Proxy Statement, the form of proxy card and our 2017 Annual Report to Shareholders at www.proxyvote.com.

How do I attend the meeting?

The meeting will be held on Tuesday, November 27, 2018 at 2:30 p.m., Mountain Daylight Saving Time, at our principal executive offices at 3025 South Parker Rd. Suite 140, Aurora, Colorado. Directions to the meeting can be obtained at www.2riverswater.com/contact. Information on how to vote in person at the meeting is discussed below.

Do I need to present identification to attend the meeting?

Yes. You will need to present valid personal identification and proof of common stock ownership to be admitted to attend the meeting.

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Who can vote at the meeting?

Only holders of record of common stock at the close of business on September 28, 2018 will be entitled to vote at the meeting. On this record date, there were 34,847,967 shares of common stock outstanding and entitled to vote.

Shareholder of Record — Shares Registered in Your Name: If on September 28, 2018 your shares of common stock were registered directly in your name with our transfer agent, then you are a shareholder of record for the meeting. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If on September 28, 2018 your shares of common stock were not registered in your name, but instead were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the meeting. Since you are not the shareholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

●	election of six directors nominated by the Board of Directors to hold office until the 2018 Annual Meeting of Common Shareholders;

●	ratification of the selection, by the Audit Committee of the Board of Directors, of M&K CPAs, LLP as our independent registered public accounting firm for 2018;

●	approval of, on an advisory basis, the compensation of our Named Executive Officers as identified in this proxy statement.

At our 2013 Annual Meeting of Shareholders, the common shareholders voted to approve annual advisory votes on compensation of our Named Executive Officers. The third proposal has been made pursuant to that year’s vote on the frequency of consideration of executive compensation.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the person named in the accompanying proxy card to vote on those matters in accordance with his best judgment.

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How do I vote?

With respect to Proposal No. 1, you may vote “FOR” all of the nominees to the Board of Directors or you may “Withhold” your vote for one or more of the nominees. With respect to Proposal No. 2, you may vote “FOR” or “AGAINST” the ratification of M&K CPAs PLLC as our independent registered public accounting firm for 2018, or you may abstain from voting. With respect to Proposal No. 3, you may vote “FOR” or “AGAINST” the approval of, on an advisory basis, the compensation of our Named Executive Officers.

Shareholder of Record — Shares Registered in Your Name: If you are a shareholder of record, you may vote in person at the meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, bring your personal identification and proof of common stock ownership to the meeting and we will give you a ballot when you arrive.

●	To vote by proxy, complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the meeting, we will vote your shares as you direct.

●	To vote over the telephone from a location in the United States, Canada or Puerto Rico, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern standard saving time, on November 26, 2018 to be counted.

●	To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern standard saving time, on November 26, 2018 to be counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares of common stock registered in the name of your broker, bank, dealer or similar organization, you should have received proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by the organization holding your shares. To vote in person at the meeting, you must obtain a valid proxy and proof of common stock ownership from the organization holding your shares. Follow the instructions from the organization holding your shares included with these proxy materials or contact that organization to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware, however, that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of September 28, 2018.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each of the six nominees for director, “FOR” ratification of M&K CPAs, PLLC as our independent registered public accounting firm for 2018, and “FOR” the approval of, on an advisory basis, the compensation of our Named Executive Officers. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers and similar organizations for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one notice of Internet availability of proxy materials?

If you receive more than one notice of Internet availability of proxy materials, your shares of common stock may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the Internet.

●	You may send a timely written notice that you are revoking your proxy to Samuel Morris, our Secretary, at 3025 South Parker Rd., Ste. 140, Aurora, CO 80014.

●	You may attend the meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your latest proxy card or telephone or Internet proxy is the one that is counted. If your shares are held by your broker, bank, dealer or similar organization as a nominee, you should follow the instructions provided by that organization.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count:

●	“FOR” and “Withhold” votes with respect to Proposal No. 1;

●	“FOR” and “AGAINST” votes with respect to Proposal No. 2, and Proposal No. 3; and

●	abstentions and broker non-votes.

Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders other than the election of directors. Thus, an abstention from voting on a matter has the same legal effect as a vote “AGAINST” that matter. Broker non-votes and directions to withhold are counted as present but are not entitled to vote on proposals for which brokers do not have discretionary authority and have no effect other than to reduce the number of affirmative votes needed to approve a proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. “Non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals and director elections, even if those matters are not contested. Proposal No. 2 is considered to be “routine.”

The election of directors (Proposal No. 1) and the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3) are matters considered “non-routine” under applicable rules. A broker or other nominee cannot vote without instructions on “non-routine” matters, and therefore there may be broker non-votes on Proposal No. 1 and Proposal No. 3.

How many votes are needed to approve each proposal?

To be approved, Proposal No. 1, which relates to the election of directors, the six nominees receiving the most “FOR” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “FOR” or “WITHHELD” will affect the outcome.

To be approved, Proposal No. 2, which relates to the ratification of M&K CPAs PLLC as our independent registered public accounting firm for 2017, must receive “FOR” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect.

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To be approved, Proposal No. 3 which relates to the approval, on an advisory basis, of the compensation of our Named Executive Officers, must receive “FOR” votes from the holders of a majority of the shares that are present in person or represented by proxy and entitled to vote at the meeting. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares of common stock entitled to vote are present at the meeting in person or represented by proxy.

Your shares of common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the meeting?

Preliminary voting results will be announced at the meeting. Final voting results will be included on a current report on Form 8-K filed with the SEC on or before December 4, 2018.

PROPOSALS

Proposal No. 1. Election of Directors

Our Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of no fewer than two and no more than nine directors. The number of directors currently is fixed at six. The Board has nominated six directors for election at the meeting. If elected at the meeting, each of the nominees would serve until the 2019 Annual Meeting of Common Shareholders and until their successors are elected and qualified or until their death, resignation or removal.

We have no reason to believe that any of the director nominees will be unable to serve if elected. However, if any of these nominees becomes unavailable, the person named in the proxy intends to vote for any alternate designated by the current Board, or the Board may reduce the number of current directors.

None of the independent director nominees is related by blood, marriage or adoption to any of the other director nominees or any of our executive officers, and none is party to an arrangement or understanding with any person pursuant to which the nominee is to be selected or nominated for election as a director.

Directors are elected by plurality of the votes of the holders of common stock present in person or represented by proxy and entitled to vote on the election of directors. The six nominees receiving the highest number of affirmative votes will be elected.

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Brief biographies of the nominees are set forth below under “Board of Directors—Biographical Information” and include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributed and skills of each nominee that lead the Nominating, Compensation and Corporate Governance Committee to believe that such nominee should continue to serve on the Board.

The Board of Directors recommends that holders of common stock vote “FOR” election of each of Wayne E. Harding III, Samuel Morris, Michael Harnish, James Cochran, Christian Bragg and T. Keith Wiggins

Proposal No. 2. Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected M&K CPAs, PLLC (“M&K”), Denver, Colorado, as our independent registered public accounting firm for fiscal year 2017. Previous to M&K, Eide Bailly has served as our independent registered public accountants since 2011. While we are not required to seek shareholder ratification of the selection of M&K as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the selection, the Audit Committee will take the vote into consideration when determining whether or not to retain M&K. Representatives of M&K are not expected to be present at the meeting.

The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of M&K. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors recommends that holders of common stock vote “FOR” ratification of the appointment of M&K CPAs, PLLC as independent registered public accounting firm.

Proposal No. 3. Advisory Approval of Executive Compensation

In accordance with SEC rules, we are asking common shareholders to cast an advisory vote to approve the compensation of our Named Executive Officers disclosed below in “Executive Compensation.” While this vote is non-binding, we value the opinions of its shareholders and, consistent with our record of shareholder engagement, will consider the outcome of the vote when making future compensation decisions.

In considering your vote, we invite you to review the compensation tables and narrative presented below under “Executive Compensation.” As described in that section, we believe that our executive compensation program enables us to attract, motivate and retain key executives, aligns our compensation arrangements with our annual and long-term business objectives and strategy, and provides variable compensation opportunities that are directly linked with our financial and strategic performance.

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We are asking our shareholders to vote FOR, in a non-binding vote, the following advisory resolution on executive compensation:

RESOLVED, that the holders of common stock approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table, the other compensation tables, and the related notes and narratives set forth under “Executive Compensation” of the proxy statement for the 2018 Annual Meeting of Common Shareholders.

The Board has adopted a policy of providing annual advisory votes on the compensation of our Named Executive Officers. At the 2013 Annual Meeting of Shareholders, common shareholders approved this policy, on an advisory basis. The next advisory vote to approve our executive compensation is expected to occur at the Annual Meeting of Common Shareholders.

The Board of Directors recommends that holders of common stock vote “FOR” the advisory resolution on executive compensation.

Other Matters

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for consideration at the meeting. If any other matters properly come before the meeting, it is the intention of the person named in the accompanying proxy card to vote on such matters in accordance with his best judgment.

Shareholder Proposals

To be considered for inclusion in our proxy materials for presentation at the 2018 Annual Meeting of Common Shareholders, shareholder proposals must be received in writing by our Secretary at our corporate headquarters at 3025 South Parker Rd., Suite 140, Aurora, Colorado, by November 1, 2018.

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EXECUTIVE OFFICER

Our executive officer as of October 1, 2018 is:

Wayne E. Harding III serves as our Chief Executive Officer and as our interim Chief Financial Officer. Mr. Harding served as our Chief Financial Officer and Secretary from September 2009 to March 2017. In June 2016 the Board appointed Mr. Harding as the Company’s CEO in addition to his role as CFO. He also served as our controller from July 2008 to September 2009. From 2004 to 2007 he served as vice president business development of Rivet Software, Inc., a financial reporting software company; from 2002 to 2004, principal of Wayne Harding and Company PC, a financial consulting firm; and from 2000 to 2002, director-business development of CPA2Biz, Inc., a multi-channel marketing subsidiary of the American Institute of Certified Public Accountants. Mr. Harding has served as a director and chair of the audit committee of AeroGrow International, Inc., a publicly traded provider of advanced indoor garden systems, since December 2011 until April 2018, and he previously served as a director and chair of the governance, compensation and nominating committee and the audit committee of AeroGrow from 2005 to 2007. Mr. Harding is a licensed CPA in Colorado and holds the Charter Global Management Accountant designation. He received his BS and MBA degrees from the University of Denver. He is a past president of the Colorado Society of CPAs. Mr. Harding is 64 years old.

EXECUTIVE COMPENSATION

Name & Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-equity incentive plan comp ($)	Non-qualified deferred comp earnings ($)	All other comp ($)	Total ($)
John McKowen, prior Chief	2017	-	-	-	-	-	-	-	-
Executive Officer,	2016 (6,2)	192,164	-	-	-	-	-	12,361	204,525
Chairman	2015 (3)	258,050	-	-	-	-	-	38,284	296,334
Wayne Harding, Chief Executive	2017 (9)	131,250	-	-	92,000	-	-	10,800	234,050
Officer, Chief Financial Officer	2016 (7,4)	131,379	-	33,093	-	-	-	6,050	170,522
& Chairman	2015 (5)	154,231	-	-	-	-	-	6,800	161,031
William Gregorak, Chief	2017 (8,10)	120,000	2,790	-	22,000	-	-	4,800	149,590
Financial Officer	2016	-	-	-	-	-	-	-	-
& Secretary	2015	-	-	-	-	-	-	-	-

(1)	Stock award compensation is based on stock options or RSUs granted, vested and issued during the year. For payroll tax purposes, and as reported here, valuation of the RSU grants that are vested is recorded through payroll at a 25% fair value discount due to large blocks and limitations on selling. This is based on outside executive compensation consultant’s opinion. For financial statement purposes, the full fair value of the grant is recorded, less expected forfeitures.
(2)	Other Compensation is the payment of the health insurance benefit by the Company ($2,361) and office allowance ($10,000).
(3)	Other Compensation is the payment of the health insurance benefit by the Company ($13,284) and office allowance ($25,000).
(4)	Other Compensation is the payment of the health insurance benefit by the Company ($6,050).
(5)	Other Compensation is the payment of the health insurance benefit by the Company ($6,800).
(6)	Mr. McKowen resigned June 2016
(7)	Mr. Harding was named Chief Executive Officer in June 2016 and became Chairman in September 2016.
(8)	Mr. Gregorak was named Chief Financial Officer in March of 2017 and resigned on February 1, 2018.
(9)	Other Compensation is the payment of the health insurance benefit by the Company ($10,800).
(10)	Other Compensation is the payment of the health insurance benefit by the Company ($4,800).

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Grants and Issuance of Plan-Based Awards for 2017 and 2016

For the year ended December 31, 2017, the Company issued 225,000 options for common shares to Wayne Harding, with 64,286 shares vesting by December 31, 2017.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information as to unexercised restricted stock units held on December 31, 2017 by the named executive officers.

	Stock Awards
Name	Number of Options that have vested (#)	Market value of Options that have vested ($) (1)	Options that have not vested (#)	Market value of stock options that have not vested ($) (1)
Wayne Harding	464,286	92,000	360,714	144,286
William Gregorak	150,000	22,000	525,000	210,000

(1) The closing price of our common stock on OTCQB on December 31, 2017 was $0.52

Employment and Change in Control Agreements

We entered into an employment agreement with Wayne Harding effective as of January 1, 2011. This employment agreement renews automatically for successive one-year terms until either party delivers notice of termination within 30 days of the expiration of the then-current term.

Under each agreement, annual base salary and other compensation is to be reviewed, and may be adjusted upward, no less frequently than quarterly. Mr. Harding’s annual base salary has been $120,000 per year until November 2016, when his salary was increased to $150,000 per year.

On August 22, 2017, Mr. Harding entered into a new compensation agreement. This agreement contains the same terms as the prior agreement with the exception of the expanded definition of “Early Termination: Resignation by the Employee for Good Reason.” This definition has been expanded to include the election or appointment of 50% or more new members of the Company’s board.

The employment agreement provides that Mr. Harding will be entitled, in the event his employment is terminated during the term by us without cause (as defined) or by him for good reason (as defined), to (a) receive an amount in cash equal to six months’ base salary at the highest base salary in effect during the twelve months prior to termination plus the amount of the annual bonus, if any, paid to him for the preceding fiscal year, prorated to the termination date and (b) immediate vesting of all non-vested stock options. The agreement also provides for immediate vesting of all non-vested stock options in the event of a change in control, which generally is defined to be a sale or other disposition to a person, entity or group of 50% or more of our consolidated assets. The following table sets forth estimated compensation that would have been payable to Mr. Harding upon termination of employment, assuming termination took place on December 31, 2017, whether in connection with a change in control or otherwise. Mr. Harding held unvested options as of December 31, 2017, and therefore would have been entitled to additional compensation had a change in control occurred as of December 31, 2017.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Acceleration of Compensation Upon Termination
Wayne Harding	$150,000

Long-Term Compensation Plans and Stock Options

The Board of Directors has adopted a Management Incentive Plan that contemplates the issuance of stock-based compensation as well as cash bonuses to certain executive officers and key employees. The incentive plan is administered by the Board’s Nominating, Compensation and Corporate Governance Committee under guidance from the Board. The Management Incentive Plan authorizes our chief executive officer to approve grants of equity incentive awards to employees, except that grants to our chief executive officer or chief financial officer must be approved by the Board or the Nominating, Compensation and Corporate Governance Committee. It is contemplated that cash bonuses, restricted stock units and options will be granted following the successful closing of an equity or debt funding or an acquisition. The amount of the grants will be based on the value of the transaction, and participants will be designated by the Board or Nominating, Compensation and Corporate Governance Committee upon recommendation by our chief executive officer.

On May 6, 2005, the Board adopted our 2005 Stock Option Plan, or 2005 Plan, pursuant to which the Board may grant to key employees, directors and consultants’ options to purchase up to 5,000,000 shares of common stock. During 2011, the Board authorized the issuance of 800,000 shares from the 2005 Plan as compensation for future debt and capital efforts by consultants. In 2011 and 2012, 600,000 shares were issued under the 2005 Plan, leaving 200,000 shares available to be issued. No options were issued under the 2005 Plan in 2016. As of December 31, 2016, options to purchase an aggregate of 1,989,867 shares of common stock at an exercise price of $1.25 per share were outstanding under the 2005 Plan.

On August 26, 2011, the Board adopted our 2011 Long-Term Stock Plan, or 2011 Plan, which was approved by our shareholders on November 7, 2011. The 2011 Plan allows the Board to grant stock incentives to executives and permits our chief executive officer to grant stock incentives to non-executive employees, vendors and consultants for up to a combined total of 10,000,000 shares of common stock. The per-share exercise price of common stock options granted under the 2011 Plan may not be less than the fair market value of a share of common stock on the date of grant as determined by the Board. Stock options must expire no later than the tenth anniversary of the date of grant and may be subject to vesting or other requirements established by the Board. In the event of a corporate transaction involving our company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Board may adjust outstanding awards to preserve the benefits or potential benefits of the awards. As of December 31, 2017, options to purchase an aggregate of 3,247,500 shares at $0.20 to $1.05 per share and restricted stock units representing 118,000 shares of common stock were outstanding under the 2011 Plan.

Employment Agreements

We entered into an employment agreement with Wayne Harding, who then served as our Controller and now serves as our Chief Executive Officer, on November 1, 2008. Subsequently this agreement was amended on December 16, 2010 and again on August 22, 2017. The initial one-year term of the contract renews automatically for successive one-year terms unless and until either party delivers notice of termination within 30 days of the expiration of the then-current term.

Our employment agreement with Mr. Harding provides for accelerated stock vesting in the event of a change in control. Change in control is defined generally as the sale or other disposition to a person, entity or group of 50% or more of our consolidated assets.

Board of Directors

Biographical Information

Samuel Morris has served as one of our directors since June 2016. Mr. Morris is the principal of Morris Law Associates which he formed in 2006 after serving as general counsel to several companies. Through Morris Law, he has provided counsel on a variety of legal matters, such as acquisitions, management buyouts, restructurings and personnel matters. From 2006 until 2010, he also was General Counsel for Gichner Shelter Systems, Inc. Prior to Morris Law Associates, Mr. Morris was General Counsel of Wire One Communications, Inc. (formerly V-SPAN), a full-service video conferencing company, as well as to a number of smaller companies, handling customer and vendor contracts, employment matters, acquisitions and litigation from 2002 to 2005. In 2000-2001, he was Senior Vice President, General Counsel and Secretary of Digital Access, LLC, a telecommunications broadband start-up. From 1993 to 2000, Mr. Morris was Vice President/General Counsel/Secretary for Lenfest Communications, Inc., a public diversified cable television and entertainment company. From 1985 to 1993, Mr. Morris was a Senior Partner of Hoyle, Morris & Kerr, a law firm that he co-founded. Prior to that Mr. Morris was in private practice, primarily as a partner in the law firm of Dilworth, Paxson, Kalish and Kaufman. Mr. Morris received his B.A. degree, cum laude, from Harvard College and his J.D. degree from the National Law Center of the George Washington University in Washington, D.C.

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Michael Harnish has served as one of our directors since July 2016. Since 1999, Mr. Harnish continues to serve as technology consultant to the Examination Review Board responsible for the administration and content of the CPA exam. Mr. Harnish also serves as a director of the Water Redevelopment Company where he is chairman of the audit committee and a member of the compensation committee. He is a current consultant and past director of Alliance Sports Group where he was chairman of the compensation committee as well as a member of the audit and special committees. He is also on the Advisory Board of Corporate Governance Partners in Chicago IL. Mr. Harnish previously served on the Board of Directors of DeltaHawk Engines where he was chairman of the audit committee. Prior to retirement, Mr. Harnish held the offices of COO/CIO of EthicsPoint, Inc., Fios, Inc., CPA2BIZ, and the law firm of Dickinson Wright PLLC. He has also served as President and Chief Executive Officer of Technology Consulting Partners LLC and was a former Associate, Technology Consulting Solutions at Plante & Moran. Mr. Harnish is a former Partner of Crowe, Chizek and Company CPAs (now Crowe Horwath LLP). Additionally, Mr. Harnish previously held the office of Director of Consulting Services, Lotus Development Corp. and has been a member of Various AICPA Committees including the Computerization Implementation Committee (CIC) and the first Chairman of the Information Technology Executive Committee and Membership Division. Mr. Harnish is a former member of the Illinois CPA Society Board of Directors and recipient of the AICPA Innovative User of Technology and the AICPA Sustained Contribution Awards. Mr. Harnish received his B.S. in Industrial Management with a Computer Science Technical Option from Purdue University and has received the certifications of: Certified Public Accountant (CPA); Certified Information Technology Professional (CITP); Certified in Financial Forensics (CFF); Certified Information Systems Auditor (CISA); EnCase Certified Examiner (EnCE); and the Certificate in Data Processing (CDP).

James D. Cochran has served on our board since September 2016. Mr. Cochran is founder and Managing Principal of Aspen Capital Partners, LLC, a privately held real estate investment, development, and asset management organization that focuses on all major real estate asset classes across the investment risk spectrum. Mr. Cochran has over 32 years of leadership, investments, operations, and capital markets experience with real estate firms in both the public and private sectors. He has had hands on operations, leasing, acquisitions, and development roles with local, national, and international responsibilities and has also been instrumental in successfully completing two IPO’s and raising private equity from national and foreign investors. He has served as President and Chief Investment Officer for DCT Industrial Trust (NYSE: DCT), Board Member and member of the Executive Committee of Macquarie ProLogis Trust, an Australian Listed Property Trust (ASX:MPR), and Senior Vice President and member of the Investment Committee for ProLogis Trust (NYSE:PLD). Before joining ProLogis, Mr. Cochran worked at TCW Realty Advisors and Economics Research Associates. He is the former Chairman of the Board of the Denver Street School, a non-profit high school in Denver. Mr. Cochran has a B.A. degree from the University of California, Davis and an MBA from the Anderson School at UCLA. Mr. Cochran is 55 years old.

T. Keith Wiggins has served on our board since September 2016. Mr. Wiggins is one of the early investors in Two Rivers. He resides in southern Colorado and operates a large cattle ranch. In 1995, Mr. Wiggins retired from Union Texas Petroleum Holdings, a Fortune 500 company, as vice president of human resources and environmental services. Prior to his tenure at Union Texas, Mr. Wiggins was employed by Allied Chemical Corporation and held positions with increasing management responsibility in manufacturing, engineering, human resources and labor relations. Mr. Wiggins has board experience with Lake Forrest Utility district and various community entities. On February 2, 2006, Colorado governor, Bill Owens, appointed Mr. Wiggins to the 3rd Judicial Nominating Commission of the State of Colorado Supreme Court. Mr. Wiggins received his B.S. degree from Auburn University and his Master of Agriculture from Colorado State University, Fort Collins. He is a veteran of the U.S. Army and the Air National Guard.

Christopher Bragg has served on our board since September 2016. He has nearly fifteen years of experience in the financial industry. After spending the first two years of his career in the private banking business, Mr. Bragg joined Western Asset Management as a Portfolio Controller. He quickly transitioned over to the mutual fund operations group, where he supported the rollout and growth of the newly formed Legg Mason and Western Asset managed mutual funds; the company had over $400 billion in assets under management at the time. In 2007, Mr. Bragg transitioned over to the public equities side of the business and joined Camden Asset Management as a Controller and Trade Support Specialist. He worked directly with the trading desk in the development and support of their Convertible Arbitrage strategic side of the business. During his 5+ years with the company, Mr. Bragg played a crucial role in a restructure of the operational/back office division, the buildout of a proprietary in-house trading system, and assisted in the maintenance of the ever-changing compliance requirements for the $2 billion under management. He then spent just over a year with Empire Capital Management; a technology focused hedge fund with $800 million under management across several funds. In his time as a trading specialist and west coast operations manager, he assisted in the growth of the newly built west coast office and implemented a multi-faceted trading platform that allowed traders on both coasts to input, execute and allocate orders across the several fund accounts. In mid-2014, Mr. Bragg left Empire Capital Management to join the McGrain Financial group as a partner in the overseeing of over $70 million in assets under management. He assists in the management of the day to day activities of the investment portfolio and is active in the local Pasadena community as well.

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Board Committees

The board of directors has established an audit committee, a compensation, and a governance and nominating committee.

Audit Committee

Members of the audit committee are Michael Harnish, Chris Bragg, and Samuel Morris, each of whom is an independent director. Mr. Harnish chairs the audit committee and serves as the audit committee financial expert.

The committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of the registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

●	reviewing and discussing our annual and quarterly financial statements and related disclosures with management and the registered public accounting firm;

●	monitoring our internal control over financial reporting, disclosure controls and procedures, and code of ethics, and overseeing risk management;

●	establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

●	meeting independently with our registered public accounting firm and management; and

●	reviewing and approving or ratifying any related-person transactions.

The audit committee met four times during 2017, either in person or by teleconference. During 2017, each member of the audit committee attended all of the meetings of the committee held during the year. The audit committee charter is available at http://www.2riverswater.com/governance-documents/.

Compensation Committee

Members of the compensation nominating committee are Michael Harnish, James Cochran and Samuel Morris. Mr. Morris chairs the compensation committee.

The compensation has the final determination in compensation for our executives. The compensation committee is responsible for considering and approving the payment of bonuses to executives. There is no set schedule for the payment of bonuses. Bonuses are considered upon achievement of specified benchmarks, which in the past have included capital and debt raises, operational performance, acquisitions of significant assets, and entry into agreements accretive to our business. The benchmarks and the amount and type of bonuses are determined by the committee.

The compensation committee also is responsible for approving employment agreements with executives.

The Compensation Committee met twice during 2017.

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Nominating and Governance Committee

Members of the governance and nominating committee are Samuel Morris and Keith Wiggins. Mr. Morris chairs the committee.

The governance and nominating committee is responsible for identifying individuals whom the Committee believes are qualified to become Board members in accordance with the nominating criteria set forth below (the “Nominating Criteria”) and recommend that the Board select such individuals as nominees to stand for election at each Annual Meeting of Shareholders. In addition, the committee will annually evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board. In the case of a Board vacancy (including a vacancy created by an increase in the size of the Board), the committee is responsible for recommending to the Board in accordance with the nominating criteria an individual to fill such vacancy either through election by the Board or through election by shareholders. The Governance and Nominating Committee met once during 2017.

Summary of Committee Service

The following is a table showing board members involvement in each committee:

Name	Audit	Compensation	Nominating/Governance
Wayne Harding	-	-	-
Samuel Morris	M	C	C
Michael Harnish	C	M	-
James Cochran	-	M	-
T. Keith Wiggins	-	-	M
Christopher Bragg	M	-	-

M = Member C = Chair

Audit Committee Report

The audit committee has reviewed and discussed the audited consolidated financial statements of the Two Rivers and its subsidiaries for fiscal 2017 and has discussed these financial statements with the Two Rivers’ management and independent registered public accounting firm for fiscal 2017, M&K CPAs, LLP.

The audit committee has also received from, and discussed with, M&K CPAs, LLP various communications that the independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

M&K CPAs, LLP also provided the audit committee with the written communications required under regulations of the Public Company Accounting Oversight Board, including communications regarding the independence of the registered public accounting firm. The audit committee has discussed with M&K CPAs, LLP its independence from Two Rivers. The audit committee also considered whether the provision of other, non-audit related services referred to under the heading “Independent Registered Public Accounting Firm Fees and Other Matters” is compatible with maintaining the independence of the registered public accounting firm.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and M&K CPAs, LLP, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Two Rivers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

AUDIT COMMITTEE
Michael Harnish
Christopher Bragg
Samuel Morris

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DIRECTOR COMPENSATION

The following table sets forth information concerning compensation paid to our outside directors for services during 2017:

Name	Fees earned or paid in cash	Stock options	Total
Samuel Morris	$18,000	$34,843	$41,843
Michael Harnish	$18,000	$34,843	$41,843
James Cochran	$18,000	$34,843	$41,843
T. Keith Wiggins	$18,000	$34,843	$41,843
Christopher Bragg	$18,000	$34,843	$41,843

From September 30, 2016 to August 31, 2017, each outside director receives $1,000 for each meeting attended in person. Directors were also paid $4,000 per calendar quarter. At the annual meeting of the board of directors on September 7, 2017, the board voted to award each outside director options for 150,000 shares of common stock at an exercise price of $.52/share. These stock option shares vested 1/8 on the date granted with the balance equally over seven quarters commencing December 31, 2017. The chair of the audit committee received an additional 20,000 stock options per year. The chair of the compensation committee received an additional 10,000 stock options per year. Committee chair options vested half immediately, half in six months.

At the September 7, 2017 board meeting, the Compensation Committee recommended, and the Board approved, to increase each independent director’s quarterly cash compensation from $4,000 per calendar quarter to $5,000 per calendar quarter.

In 2017, we expensed $34,843 in stock option expense for each of the independent directors listed above.

CORPORATE GOVERNANCE

Code of Conduct

We have adopted a written code of ethics that applies to directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. You can access our code of conduct for our board in the “Investor” section of our website located at www.2riverswater.com/investors. Employees’ (including officers and management) code of conduct is detailed in our employee handbook, which all employees must sign. We post on our website all disclosures required by law concerning any amendments to, or waivers from, any provision of the code. Our website and its contents are not incorporated into this report.

Board Leadership Structure

The chair of the board of directors is responsible for approving the agenda for each board meeting and for determining, in consultation with the other directors, the frequency and length of board meetings. The board of directors does not have a policy on whether or not the roles of Chief Executive Officer and board chair should be separate and, if they are to be separate, whether the board chair should be selected from the non-employee directors or be an employee. The board believes that it is preferable to evaluate the appropriateness of separating these roles from time to time in light of the best interests of our company and our stockholders. Wayne Harding, our Chief Executive Officer, currently serves as the board chair.

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Director Nomination Process

The process followed by the compensation, governance and nominating committee to identify and evaluate director candidates includes requests to directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the compensation, governance and nominating committee and the board of directors.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the compensation, governance and nominating committee applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The board’s corporate governance guidelines specify that the value of diversity on the board should be considered by the compensation, governance and nominating committee in the director identification and nomination process. The compensation, governance and nominating committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The compensation, governance and nominating committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Stockholders may recommend individuals to the compensation, governance and nominating committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent of the common stock for at least a year as of the date such recommendation is made, to the compensation, governance and nominating committee in care of Two Rivers Water & Farming Company, 3025 S Parker Rd, #140, Aurora, Colorado 80014, Attention: Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, the compensation, governance and nominating committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

LIMITATION OF LIABILITY AND INDEMNIFICATION

Indemnification of Directors and Officers

As permitted by the Colorado Corporation Act, the personal liability of directors for monetary damages for breach or alleged breach of their duty of care is limited. In addition, as permitted by the Colorado Corporation Act, our Bylaws provide generally that we shall indemnify our directors and officers to the fullest extent permitted by Colorado law, including those circumstances in which indemnification would otherwise be discretionary.

We have agreed to indemnify each of our directors and officers to provide the maximum indemnity allowed to directors and executive officers by the Colorado Corporation Act and our Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that we will advance expenses incurred by directors and officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in our Bylaws, and the indemnification agreements we have entered into with our directors and officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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We maintain director and officer insurance providing for indemnification of our directors and officers for certain liabilities, including certain liabilities under the Securities Act. We also maintain a general liability insurance policy that covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

The following is pending litigation or proceeding involving any of our directors or officers to which indemnification is required or permitted:

In the quarter ending March 31, 2016, Two Rivers entered into a stipulation agreement with the State, settling the State’s claims at that time. Under the stipulation agreement, Two Rivers agreed to take the existing dam structure down to the sediment level by March 31, 2018. Two Rivers has been able to empty all the water in the Dam but was not able to meet the requirements of the agreement by March 31, 2018 due to lack of capital. On April 3, 2018, the State filed a motion for the issuance of a contempt of court citation against the Company, its directors, former officer and director John McKowen, and certain other individuals for breach of the agreement seeking sanctions, imposition of a civil penalty of $100,000 and payment of legal fees. The Company and its directors are contesting the sanctions sought in the contempt motion, based in part upon those sanctions being unnecessary and unduly punitive. Preliminary hearings for the defendants were held on May 10 and June 8, 2018. At the May 10, 2018 hearing it was determined that the State of Colorado can proceed with its action. A trial date of October 28, 2019 has been set by the court.

The Company intends to continue its efforts to seek funding so that it can comply with the agreement. If successful in obtaining financing, the Company intends to work with the Colorado State Engineer to take down the existing dam. Once this work is completed, the Company will seek additional funding to construct a new dam close to the prior dam structure. The Company’s engineering firm estimate the cost to breach the dam structure to be between $1.8 to $2.2 million.

On May 1, 2018, Wayne Harding, our Chief Executive Officer and acting Chief Financial Officer and a member of the Board of Directors, and Samuel Morris Jr., also a member of the Board of Directors, were notified of a complaint filed with the District Court, City and County of Denver, Colorado by (a) GrowCo, Inc. or GrowCo and (b) GCP Super Units, LLC, filing derivatively on behalf of GrowCo Partners 1, LLC or GCP1. Subsequently, this compliant was withdrawn without prejudice.

We are not aware of any other threatened litigation or proceeding that may result in a claim for indemnification.

RELATED-PARTY TRANSACTIONS

The following discussion relates to certain transactions that involve both our company and one of our executive officers, directors or five-percent shareholders, each of whom we refer to as a “related party.” For purposes of this discussion, a “related-party transaction” is a transaction, arrangement or relationship in which we participate and in which a related party has a direct or indirect material interest.

Since January 1, 2017 through December 31, 2017 there have been the following related-party transactions, except for the compensation arrangements described under “Executive Compensation” and “Director Compensation”:

●	Wayne Harding CEO
	○	Short-term loan to the Company of $5,000.
	○	Short-term loan to the Company of $27,000.
	○	Short-term loan to the Company of $32,500.
●	Board Members
	○	Samuel Morris $5,000 short-term loan to the Company.
	○	Michael Harnish invested $35,000 in the GrowCo $6M Exchange Note, $100,000 in GrowCo $4,000,000, and $25,000 in GCP Super Units prior to becoming a board member.
●	Thomas Prasil greater than five percent shareholder had the following transactions with the Company:
	○	Invested $400,000 in the GrowCo $6M Exchange Note.

Since January 1, 2017 through December 31, 2017 the following related party transactions have taken place with John McKowen, our prior Chief Executive Officer, who resigned in May, 2016:

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●	In August 2016 TR Capital Partners, LLC’s subsidiary GCP1 signed a lease agreement for greenhouse 1 with Johnny Cannaseed, a company formed and operated by John McKowen. This lease was subsequently cancelled by mutual agreement on January 31, 2018.

●	In August 2016, GrowCo’s subsidiary GCP2 signed a lease agreement for greenhouse 2 with Johnny Cannaseed.

●	In July 2016 the Company’s subsidiary GrowCo signed a series of agreements with McGrow, LLC, a Colorado limited liability company that is headed and partially owned by John McKowen. The agreements included a Master Agreement, and Advisory Services agreement, a Construction Services agreement, a Financing Services agreement, a Non-Compete and Exclusivity agreement, and a Stock Purchase Agreement. Collectively these are known as the “McGrow Agreements”. As a result of these agreements GrowCo paid McGrow for services provided primarily for the construction of greenhouses and fees associated with the raising of capital. These agreements were fulfilled or cancelled by the end of March 31, 2017.

The following is a list of all related party transactions with John McKowen during the year ended December 31, 2017:

●	Advances totaling $34,400 resulting in a cumulative total of $72,999 for greenhouse expenses to Johnny Cannaseed, LLC which is majority owned by former Company Chief Executive Officer John McKowen.

●	Revenue totaled $620,000 has been recorded for leasing income from Johnny Cannaseed.

●	Advances totaled $26,957 resulting in a cumulative total of $43,798 for greenhouse expense to McGrow, LLC which is partially owned by former Company Chief Executive Officer John McKowen.

●	Payments totaling $335,531 to MCG Services, LLC which is majority owned by former Company Chief Executive Officer John McKowen for costs associated with a services agreement with GrowCo.

●	Advances to MCG Services, LLC totaled $13,295. This amount was written off.

●	Payments totaling $11,210 to John McKowen for interest expense on a loan held by Mr. McKowen to GrowCo.

Our board contains six people, of which all are classified as independent members, except for Wayne Harding.

STOCK OWNERSHIP

Directors, Officers and Principal Shareholders

The following table sets forth information regarding the beneficial ownership of common stock as of March 30, 2018, by:

●	each person, or group of affiliated persons, who is known by us to own beneficially more than five percent of the outstanding shares of common stock;

●	each of our directors and executive officers; and

●	all of our current directors and executive officers as a group.

The following table lists the percentage of shares beneficially owned based on 32,749,920 shares of common stock outstanding as of March 30, 2018, plus an additional 1,299,643 options issued that can be exercised by May 29, 2018 (60 days after March 30, 2018). Except as otherwise indicated, all of the shares reflected in the table are common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Wayne Harding (1)	1,204,518	3.5%
Samuel Morris	478,220	1.4%
Michael Harnish	225,357	*
James Cochran	392,501	*
T. Keith Wiggins	415,402	*
Chris Bragg	126,786	*
John R. McKowen (2)	3,842,440	11.3%
All directors and executive officers as a group (6 persons)	6,685,224	19.6%

* Less than 1%

(1)	Includes 6,666 shares owned by an individual retirement account for the benefit of Mr. Harding’s spouse.
(2)	Mr. McKowen was the CEO and Chair of the Board of the Company until his resignation in May, 2016. He is still considered an affiliate due to the size of his holdings and being on GrowCo’s board of directors and serving as GrowCo’s CEO.

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For purposes of the table above, the address of each of our directors and executive officers is in care of Two Rivers Water & Farming Company, 3025 S Parker Rd, Suite 140, Aurora CO 80014. Two Rivers has 200,000,000 authorized common shares. There is a total of 10,000,000 common shares under Two Rivers’ 2011 Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2017, all of the Section 16(a) filing requirements applicable to our officers and directors were filed in compliance with all applicable requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Eide Bailly LLP (“Eide Bailly”) was the principal audit accounting firm and has performed the audit beginning with the year ended December 31, 2011 through December 31, 2016 and performed reviews for the periods ending March 31, 2017, June 30, 2017 and September 30, 2017.

On November 28, 2017 we were notified by Eide Bailly of its decision to resign as our independent registered public accounting firm. The reports of Eide Bailly on our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through November 28, 2017, there were (a) no disagreements with Eide Bailly on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused Eide Bailly to make reference to the matter in their reports on the consolidated financial statements for such years and (b) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On December the audit committee of the Company’s board of directors appointed M&K CPAs, PLLC (“M&K”) as its independent registered public accounting firm for the year ending December 31, 2017. The company signed an engagement letter with M&K on December 4, 2017. The Company has considered whether the provisions of audit services are compatible with maintaining M&K’s independence and concluded that M&K is independent. The audit committee has approved all of Eide Bailly’s and M&K’s fees.

The following table represents aggregate fees billed to us by Eide Bailly during 2017 and 2016.

	Year Ended December 31,
	2017	2016
Audit Fees	$82,863	$103,348
Tax Fees	-	-
Other Fees	-	-

The following table represents aggregate fees billed to us by M&K CPAs LLP during 2017 and 2016.

	Year Ended December 31,
	2017	2016
Audit Fees	$8,000	-
Tax Fees	-	-
Other Fees	-	-

* * *

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, AS FILED WITH THE SEC, IS INCLUDED IN OUR 2017 ANNUAL REPORT TO SHAREHOLDERS, WHICH MAY BE ACCESSED OVER THE INTERNET AS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS SENT TO OUR COMMON SHAREHOLDERS OF RECORD AS OF SEPTEMBER 28, 2018. YOU MAY VIEW AND ALSO DOWNLOAD OUR 2017 ANNUAL REPORT TO SHAREHOLDERS AT www.proxyvote.com. A SHAREHOLDER MAY SUBMIT A WRITTEN REQUEST FOR A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR 2017 TO OUR SECRETARY AT 3025 SOUTH PARKER RD. SUITE 140, AURORA, COLORADO 80014.

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